Exhibit 99.1

AVAILENT FINANCIAL, INC. AND

SUBSIDIARIES

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

FOR THE YEAR ENDED

DECEMBER 31, 2001

AVAILENT FINANCIAL, INC.  AND SUBSIDIARIES

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Availent Financial, Inc.

Dallas, Texas

We have audited the accompanying consolidated balance sheet of Availent Financial, Inc. and Subsidiaries as of December 31, 2001 and the related consolidated statements of income and comprehensive income (loss), stockholders’ deficiency, and cash flows for the year ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Availent Financial, Inc. and Subsidiaries as of December 31, 2001, and the results of their operations and their cash flows for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the accompanying financial statements have been restated to reflect certain adjustments and reclassifications to various asset, liability, and income and expense accounts.

Gainer, Donnelly & Desroches, L.C.

Houston, Texas

March 6, 2002

(except for Note 1, as to

which the date is February 12, 2003)

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2001

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents	$4,588
Interest Receivable — Officers	18,284
Marketable Securities	659,961
Advances to Officers	214,800

Total Current Assets	897,633

PROPERTY AND EQUIPMENT:
Furniture and Fixtures	22,800
Office Equipment	27,209
Less: Accumulated Depreciation	(9,026)

Net Property and Equipment	40,983

OTHER ASSETS:
Deposits	2,400
Deferred Financing Commitment Costs, Net	69,370
Customer Lists, Net	66,667
Licensing Agreements, Net	4,695

Total Other Assets	143,132

TOTAL ASSETS	$1,081,748

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2001

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES:
Accounts Payable	$30,348
Accrued Liabilities	71,444
Accrued Compensation — Officers	300,808
Current Portion of Capital Lease Obligation	4,409
Notes Payable — Officers	379,690
Notes Payable — Stockholders	210,000
Notes Payable	423,978

Total Current Liabilities	1,420,677

LONG-TERM LIABILITIES:
Capital Lease Obligation, Net of Current Portion	5,622

TOTAL LIABILITIES	1,426,299

MINORITY INTEREST	(30,461)

STOCKHOLDERS’ DEFICIENCY:
Preferred Stock, $1.00 Par Value; 200,000 Shares Authorized, Issued and Outstanding	200,000
Common Stock, $0.01 Par Value; 1,000,000 Shares Authorized; 529,940 Shares Issued and Outstanding	5,299
Additional Paid-in Capital	33,638
Subscriptions Receivable for Common Stock	(15,000)
Net Unrealized Gains on Securities	285,983
Accumulated Deficit	(824,010)

Total Stockholders’ Deficiency	(314,090)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$1,081,748

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS AND

COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2001

REVENUES	$239,294

COST OF REVENUES:
Amortization	13,333
Delivery	10,873
Financial Fees	41,918
Licenses and Other Fees	7,093
Wages and Salaries	31,804

Total Cost of Revenues	105,021

GROSS PROFIT	134,273

OPERATING EXPENSES:
Advertising and Publications	18,180
Amortization	1,806
Depreciation	9,026
Executive Compensation	300,808
Insurance	29,254
Rent	28,737
Office Supplies	58,476
Miscellaneous Expense	13,863
Professional Fees	167,057
Repairs and Maintenance	17,449
Property Taxes and Licenses	6,895
Telecommunications	19,851
Travel, Meals and Entertainment	50,852
Wages and Salaries	186,183

Total Operating Expenses	908,437

LOSS BEFORE INTEREST EXPENSE	(774,164)

OTHER INCOME (EXPENSE):
Interest Income	16,334
Interest Expense	(100,641)

Total Other Income (Expense)	(84,307)

LOSS BEFORE MINORITY INTEREST	(858,471)

MINORITY INTEREST	34,461

NET LOSS FROM OPERATIONS	$(824,010)

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS AND

COMPREHENSIVE INCOME (LOSS) — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2001

NET LOSS FROM OPERATIONS	$(824,010)

NET UNREALIZED GAINS ON SECURITIES	285,983

COMPREHENSIVE INCOME (LOSS)	$(538,027)

LOSS PER COMMON SHARE	$(1.64)

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIENCY

FOR THE YEAR ENDED DECEMBER 31, 2001

		Preferred Stock, $1.00 Par Value		Common Stock, $0.01 Par Value
	Date	Number of Shares	Amount	Number of Shares	Amount	Additional Paid In Capital	Subscriptions Receivable	Accumulated Comprehensive Income	Accumulated Deficit	Total

Issuance of founders stock in consideration for fixed assets, expenses, intangibles, and deferred financing commitment.	Feb-01	200,000	$200,000	500,000	$5,000	$—	$—	$—	$—	$205,000

Issuance of Common Stock for Services	Mar-01	—	—	15,940	159	478	—	—	—	637

Issuance of Common Stock in Consideration for Note Payable	Jul-01	—	—	4,000	40	1,160	—	—	—	1,200

Issuance of Common Stock in Consideration for Note Payable	Jul-01	—	—	1,000	10	290	—	—	—	300

Issuance of Common Stock in Consideration for Note Payable	Aug-01	—	—	5,000	50	1,450	—	—	—	1,500

Issuance of Common Stock in Consideration for Note Payable	Aug-01	—	—	1,000	10	290	—	—	—	300

Sale of Common Stock for Cash	Dec-01	—	—	1,000	10	9,990	—	—	—	10,000

Sale of Common Stock for Cash	Dec-01	—	—	500	5	4,995	—	—	—	5,000

Sale of Common Stock for Subscription	Dec-01	—	—	1,500	15	14,985	(15,000)	—	—	—

Net Unrealized Gains on Securities	Dec-01	—	—	—	—	—	—	285,983	—	285,983

Net Loss for the Period	Dec-01	—	—	—	—	—	—	—	(824,010)	(824,010)

Balance, End of Period		200,000	$200,000	529,940	$5,299	$33,638	$(15,000)	$285,983	$(824,010)	$(314,090)

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(824,010)
Adjustments to Reconcile Net Loss to Net Cash (Provided By) Used in Operating Activities:
Amortization and Financing Cost for Stock Issuance	41,819
Depreciation	9,026
Noncash Interest Expense and Other	7,936
Minority Interest in Loss of Limited Partnerships	(34,461)
(Increase) Decrease In:
Interest Receivable — Officers	(18,284)
Deposits	(2,400)
Advances to Stockholders	(214,800)
Increase (Decrease) In:
Accounts Payable	30,348
Accrued Liabilities	71,444
Accrued Compensation	300,808

Net Cash Used in Operating Activities	(632,574)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(18,869)

Net Cash Used in Investing Activities	(18,869)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Notes Payable — Officers	379,690
Proceeds from Notes Payable — Stockholders	210,000
Proceeds from Notes Payable	50,000
Payments on Capital Lease Obligation	(2,659)
Contributed Capital from Limited Partnerships — Minority Interest	4,000
Sale of Common Stock	15,000

Net Cash Provided by Financing Activities	656,031

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,588

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,588

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$8,905

Cash Paid for Income Tax	$—

See accompanying notes.

AVAILENT FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2001

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Availent Financial, Inc. (collectively with its subsidiaries, the “Company”) was incorporated in the state of Texas in December, 2000, but had no activity until February, 2001.  The Company wholly owns the following subsidiaries:  Availent Mortgage, Inc. and Subsidiaries (Mortgage) and Availent Leasing, Inc. (Leasing).

Availent Mortgage, Inc. was incorporated in the state of Texas in December, 2000 but had no activity until February, 2001 and originates single-family residential mortgage loans in Texas and the Southwestern United States.  Mortgage is certified as an FHA Non-Supervised, Title II Loan Correspondent by the Office of Housing and Urban Development.  As of December 31, 2001, Mortgage has a majority interest in seven limited liability partnerships that secure mortgages which are processed by Mortgage.  Mortgage accounts for its investments in these partnerships utilizing the consolidated method of accounting.

Availent Leasing, Inc. purchases and, subsequently, leases computer and related equipment to affiliated partnerships.

The accompanying financial statements have been restated from previously issued financial statements (dated March 6, 2002) to reflect certain adjustments and reclassifications to various asset, liability and income and expense accounts.

Basis of Accounting

The Company maintains its records and the accompanying consolidated financial statements have been prepared on the accrual basis of accounting.

Principles of Consolidation

The consolidated financial statements include the accounts of Availent Financial, Inc. and its wholly owned subsidiaries.  All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks and all highly liquid investments with a maturity of three months or less at the time of purchase.

Financial Instruments

The Company’s financial instruments (primarily cash and cash equivalents, loans held for sale, receivables, payables and borrowings) are carried in the accompanying consolidated financial statements at amounts that reasonably approximate fair value.

Account Receivables

Account receivables represent amounts owed to the Company as of December 31, 2001.  An allowance is established for accounts whose collection is uncertain.  At December 31, 2001, there were no accounts receivable.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed on the straight-line method over three to seven years while accelerated methods are used for income tax purposes.  Depreciation expense for the period ended December 31, 2001 totaled $9,026.

Expenditures for additions, major renewals, and betterments are capitalized and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Revenue Recognition

Currently, loans are negotiated for sale with permanent investors prior to the closing of the loan and as such, no mortgages are held for sale.  As of December 31, 2001 the Company has no correspondent relationship with any financial institution.  Gains on sales of loans are recognized at the loan closing which corresponds to the sale date.  Commitment fees, points and premium fees are earned and recognized as revenue when the loans are closed and sold to these permanent investors.

Fees received from borrowers to reimburse the lender for the costs of specific loan origination services performed by third parties, such as appraisal fees, are recognized as revenue when the services have been performed.  The related costs of the third parties (approximately 14%) and employees’ payroll and fringe benefit costs are included in cost of revenues.  All other lending-related costs are included in operating expenses.

Advertising Costs

All costs related to advertising are expensed in the period incurred.  Total advertising expense for the period ended December 31, 2001 was $18,180.

NOTE 2 — CASH CONCENTRATION

At various times throughout the year, the Company may maintain bank deposits in excess of FDIC insurance limits of $100,000.

NOTE 3 — MARKETABLE SECURITIES

The Company accounts for marketable securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” with the Company’s securities classified as available-for-sale.  Available-for-sale securities are recorded at fair value with the change in fair value during the year excluded from earning and recorded net of tax as a component of other comprehensive income.  Realized gains and losses are determined by specific identification and are charged or credited to earnings.

Marketable securities are summarized as follows at December 31, 2001:

	Gross Unrealized Gains	Fair Market Value

Equity Securities	$285,983	$659,961

The Company’s portfolio as of December 31, 2001 consists of one security, Advance Technologies, Inc.  SFAS 115 requires that available-for-sale securities be reported at their fair market value based on the over the counter price at the end of the year.  This security was acquired through a note payable valued at an amount equal to the fair market value of the security at the date of acquisition (i.e., $373,978).  Effective December 2002, the Company may either return the security, pay the outstanding note of $373,978, or extend the transaction date for an additional period of time.

NOTE 4 — OTHER ASSETS

Intangible assets consist of certain customer lists and licensing agreements acquired from a founder for common and preferred stock of the Company and are being amortized over a five and three year period, respectively.  Such assets were capitalized at amounts which approximate the predecessor’s cost.  Amortization expense for the period ended December 31, 2001 totaled $15,139.

Deferred financing commitment costs acquired from a founder for common and preferred stock of the Company are being amortized over a three-year period.  For the period ended December 31, 2001, $26,680 of amortization is reflected in the statement of operations and comprehensive income (loss) as interest expense.

NOTE 5 — NOTES PAYABLE

Notes payable consist of the following at December 31, 2001:

Line of Credit - Bank (interest rate at 9%, due March, 2002, secured by equipment and furniture and fixtures)	$50,000

Individuals (1 note, interest rate at 9%, due in October, 2002, unsecured)	373,978

Total	$423,978

Interest expense on all notes payable including those to stockholders and officers (see Note 10) totaled $70,056 for the period ended December 31, 2001 and accrued interest expense of $63,706 is included in accrued liabilities in the accompanying financial statements.

NOTE 6 — STOCKHOLDERS’ EQUITY

Issuance of Common Stock for Consulting Services

In March 2001, the Company entered into a consulting agreement for promotion and investor relations. In exchange for services rendered the consultant received 15,940 shares of the Company’s common stock which has been valued at $688 and has been expensed in the statement of operations at December 31, 2001.  The agreement with the consultant has since been terminated as of December 11, 2001.

NOTE 7 — CAPITAL LEASE

The Company is the lessee of computers under a capital lease that expires in 2004.  The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments.  Such assets valued at $12,690 are being depreciated over the related lease term, which approximates the estimated productive life.  Depreciation expense on these assets totaled $3,525 for the period ended December 31, 2001 and is included in depreciation expense in the accompanying financial statements.

The following is a summary of future minimum lease payments during the next three years:

Year Ending December 31,

2002	$5,727
2003	5,286
2004	881

11,894

Less: Interest Included in Lease Payments	(1,863)

Net Present Value of Future Minimum Lease Payments	10,031

Less: Current Portion	(4,409)
Long-Term Portion	$5,622

NOTE 8 — INCOME TAXES

The Company accounts for income tax in accordance with SFAS No. 109.  In accordance with SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  When management determines that it is likely that a deferred tax asset will not be realized, a valuation allowance is established.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

As of December 31, 2001, the Company has available approximately $30,000 of unused net operating loss carry forwards that may be applied against future taxable income and that expire in various years to 2021.  The Company’s net operating loss generated a deferred tax benefit of approximately $9,600; however, due to the uncertainty of its ultimate recognition, a valuation allowance has been established equal to the benefit.

The difference between the loss from operations and the tax loss carry forward results primarily from recognition of equity losses of subsidiaries and certain professional fees for financial reporting purposes but not for tax purposes.

NOTE 9 — SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Purchase of Marketable Securities in exchange for a Note Payable to Stockholder	$373,978

Contribution of Furniture and Fixtures and Computer Software by Founders for stock	$18,450

Issuance of Common Stock in Consideration for Notes Payable	$3,300

Stock Issued for Intangible and Other Assets	$182,571

Equipment Acquired under Capital Lease Obligation	$12,690

NOTE 10 — RELATED PARTY TRANSACTIONS

Notes payable to related parties consist of the following at December 31, 2001:

Stockholder, 15%, due July 15, 2003, unsecured	$50,000

Stockholder, 15%, due July 15, 2003, unsecured	40,000

Stockholder, 15%, due July 15, 2003, unsecured	10,000

Stockholder, 19%, due June 20, 2002, unsecured	100,000

Stockholder, 15%, due August 19, 2002, unsecured	10,000

Total Notes Payable - Stockholders	$210,000

Officer, 13.8%, due January 1, 2003	$290,000

Officer, 15%, due December 31, 2002	64,690

Officer, 15%, due December 31, 2002	25,000

Total Notes Payable - Officer	$379,690

During the year ended December 31, 2001, the Company engaged in various transactions with certain affiliates.  Under informal arrangements, transactions between these entities generated charges primarily general and administrative expenses, including certain leasing charges.  During 2001, net charges between these companies totaled approximately $165,600.  These balances are eliminated in consolidation.

Mortgage has a majority interest in seven Limited Liability Partnerships (the Partnerships).  These Partnerships secure mortgages that are processed by Mortgage.  For this service, Mortgage is paid a processing fee which totaled $10,750 for the period ended December 31, 2001.

During 2001, The Company advanced $214,800 to certain officers.  Such advances bear interest at 15% and are unsecured.  At December 31, 2001, the Company has recorded interest receivable related to the advances totaling $18,284.

For the year ended December 31, 2001, the Company has expensed $300,808 of officers salaries which is owed to the officers/stockholders and is included in accrued compensation at December, 2001.  Interest is being accrued at 15% per annum and is included in accrued liabilities.

On February 1, 2001, the Company entered into employment agreements with two key officers/shareholders, the chief executive officer and president and the president of Availent Mortgage, Inc.  The employment agreements are for a term of five years with annual salaries of $165,000 each for the first year, $190,000 each for the second year, $275,000 each for the third year, $350,000 each for the fourth year and $425,000 each for the fifth year.

Mortgage also receives the required Real Estate Settlement Procedures Act (RESPA) management fee from these Partnerships.  This is calculated as 1% of the Partnerships’ revenue.  The RESPA management fee was $1,853 for the period ended December 31, 2001.

NOTE 11 — CONTINGENCY

For the year ended December 31, 2001, the Company has incurred significant operating losses and, at times, has experienced cash flow constraints.  Operating losses are projected through 2002.  The cash flow restrictions have been mitigated by additional contributions of capital by new and existing shareholders of the Company and by financing provided through certain credit arrangements.  However, the effect of such operating losses and constraints and the long-term impact on the Company’s operations and financial condition is unknown.

Mortgage, as a FHA Non-Supervised, Title II Loan Correspondent by HUD, has capital requirements of $63,000.  As of December 31, 2001, Mortgage was in compliance.

NOTE 12 — EMPLOYEE SAVINGS PLAN

The Company provides a qualified employee savings plan (the Plan) for its employees.  Participation in the Plan is open to all employees who have reached the age of 21 and may enter the program at the first of the following quarter after completion of 15 days of service, as defined in the Plan.  Employee contributions to the Plan qualify for tax deferred status under the provision of Section 401(k) of the Code.

The Company may, at the discretion of the board of directors, provide discretionary contributions based on a percentage of an employee’s compensation, as defined in the Plan.  No contributions were made by the Company for the period ended December 31, 2001.

NOTE 13 — EARNINGS PER SHARE

The following is the calculation for the earnings per share and diluted earnings per share.

	Income (Numerator)	Weighted Average Shares (Denominator)	Per Share Amount

Basic EPS	$(824,010)	500,094	$(1.64)

Loss per common share is computed pursuant to Financial Accounting Standards Board, Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings Per Share” (“EPS”). Basic income (loss) per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common stock issuable through stock based compensation including stock options, restrictive stock awards, warrants and other convertible securities. Diluted EPS is not presented since the effect would be anti-dilutive.

NOTE 14 — OPERATING LEASES

The Company leases office space under an operating lease that expires in February, 2004.  Rent expense for the period ended December 31, 2001 was $25,008.

At December 31, 2001, future minimum rental payments required under this lease were as follows:

Year Ending December 31,

2002	$29,447
2003	34,801
2004	4,350

Total	$68,598

NOTE 15 — SUBSEQUENT EVENT

In March of 2002, the Company negotiated and obtained a $500,000 loan.  Proceeds totaling $250,000 were subsequently used to pay certain professional fees in connection with the proposed acquisition of a “public shell” company with which Availent Financial, Inc. and Subsidiaries may ultimately merge.  This activity would facilitate an anticipated public offering in 2003.  The remaining proceeds will be used for operating purposes.

NOTE 16 — RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 142 (SFAS No. 142), “Goodwill and Other Intangible Assets,” was recently issued and addresses goodwill and other intangible assets.  The adoption of this pronouncement will not have a material effect on the financial position and results of operations of the Company.

Statement of Financial Accounting Standards No. 144 (SFAS No. 144), “Accounting for the Impairment or Disposal of Long-Lived Assets;” is effective for fiscal years beginning after December 15, 2001.  This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. At the date of adoption of this standard, the impact on the financial position and results of operations of the Company was not material.